------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 23, 1999


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-3).


                                  CWMBS, INC.
                    --------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                   333-53861            95-4449516
    ------------------------------    ---------------     ------------------
     (State of Other Jurisdiction      (Commission       (I.R.S. Employer
          of Incorporation)            File Number)      Identification No.)

                        4500 Park Granada
                      Calabasas, California                     91302
                  ------------------------------              ----------
                      (Address of Principal                   (Zip Code)
                       Executive Offices)


     Registrant's telephone number, including area code (818) 225-3240


-----------------------------------------------------------------------------

Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-3, Lehman Brothers Inc. ("Lehman"), as the Underwriter of the Certificates, has prepared certain materials (the "Lehman Computational Materials") for distribution to its potential investors. Although the Company provided Lehman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 23, 1999.















-------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 23, 1999 and the prospectus supplement dated November 9, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-3.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1. Lehman Computational Materials filed on Form SE dated February 23, 1999.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                    By: /s/ Celia Coulter
                                        --------------------
                                        Celia Coulter
                                        Vice President



Dated:  February 23, 1999

                                 Exhibit Index



Exhibit                                                                   Page

99.1.        Lehman Computational  Materials filed on Form SE dated
             February 23, 1999.

                                  EXHIBIT 99.1

 Lehman  Computational  Materials filed on Form SE dated February 23, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                               February 23, 1999


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 1999-3
                  Mortgage Pass-Through Certificates,
                  Series 1999-3
                  --------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                               Very truly yours,

                                               / s / Amy Sunshine

                                               Amy Sunshine











Enclosure